Exhibit 10.22

                             ICC TECHNOLOGIES, INC.

                           AMENDED AND RESTATED EQUITY

                               PLAN FOR DIRECTORS



1. Purpose.

     The purpose of this Equity Plan for Directors (the "Plan") is to advance the interests of ICC Technologies, Inc. (the "Company") by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company, to reward directors for such contributions, and to furnish such directors with an incentive to continue their services to and for the Company through the grant to them of options to acquire shares of the Company's common stock (the "Stock").

2. Administration.

     The Plan shall be administered by a committee (the "Equity Plan Committee" or "Committee") of the Board of Directors of the Company (the "Board") or, in lieu thereof, by the Board itself, provided, however, that the Plan shall be administered in such a way so as to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee or the Board shall have authority, to the extent not inconsistent with the express provisions of the Plan or the provisions of Rule 16b-3 under the Exchange Act, (a) to issue options in accordance with the Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Subject to Section 9 and to the extent such actions are consistent with the exemptions provided under Rule 16b-3 promulgated under the Exchange Act, the Committee or the Board shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under the Plan and to waive any condition, restriction or provision imposed under the Plan. Such determinations and actions of the Committee or the Board, and all other determinations and actions of the Committee or the Board made or taken under authority granted by any provision of the Plan, will be conclusive and binding on all parties. Nothing in this Section shall be construed as limiting the power of the Committee or the Board to make adjustments under Section 4(c) or to amend, suspend or terminate the Plan under Section 9.

3. Effective Date Of Plan.

     The Plan shall be deemed effective as of May 26, 1994.

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4. Shares Subject To The Plan.

          (a) Number of Shares. Subject to adjustment as provided in Section 5(c), options may be granted from time to time under this Plan providing for the purchase of not more than a total of 500,000 shares of Stock of the Company, as constituted on the Effective Date, subject to adjustment pursuant to Section 4(c) below. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

          (b) Shares to be Delivered. Shares of Stock delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock reacquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

          (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock after the Effective Date of the Plan, the maximum number of shares that may be delivered under the Plan, the number and kind of shares of Stock of the Company subject to options then outstanding or subsequently granted under the Plan, the exercise price of options granted under the Plan, and other relevant provisions shall be appropriately adjusted by the Committee or the Board, whose determination shall be binding on all persons.

5. Eligibility.

     Directors eligible to participate in the Plan ("Eligible Directors") shall be any director who is not, and has not been during the preceding 12 months, an officer or employee of the Company.

6. Terms and Conditions.

          (a) Option Price. The price at which shares of Stock may be purchased upon the exercise of an option granted under this Plan shall be fixed by the Committee or the Board and may be no less than one hundred percent of the fair market value of the Stock on the date of grant and no more than two hundred percent of the fair market value of the Stock on the date of grant. In fixing the exercise price, the Committee or the Board shall take into account the contribution of the grantee to the Company and his or her length of service and anticipated future contribution to the Company.

          (b) Option Period. An option granted under this Plan may be exercised during the period (the "Option Period") which begins upon the date the option is granted (or at such other time as may be determined by the Committee or the Board as set forth in the resolution and the Option Agreement evidencing the grant of the option) and which ends on the expiration of 10 years after the date the option is granted or such other time as may be determined by the Committee or the Board as set forth in the resolution and the Option Agreement evidencing the grant of the option.

                                      (2)
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          (c) Termination of Option. All rights to exercise an option granted under this Plan shall terminate at the end of the Option Period, as described in Section 6(b) above.

          (d) Payment and Notice of Exercise. Full payment of the purchase price for shares purchased upon the exercise, in whole or in part, of an option granted under this Plan shall be made at the time of such exercise. The purchase price may be paid for with cash, Stock in the Company, or a combination thereof. No such shares shall be issued or transferred to a Participant until full payment therefor has been made and the Participant has delivered his written Notice of Exercise of the respective options to the Company at its principal office, and a Participant who is not already a shareholder at the time of the issue shall have none of the rights of a shareholder until shares are issued or transferred to him. The Company shall have the right to settle any option, and to terminate the rights of the holder thereof, by paying to the option holder in cash the difference between the fair market value of the Stock at the time of settlement and the option exercise price.

          (e) Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.

          (f) Rights in Event of Death. Upon the death of any Eligible Director granted options under this Plan, all options shall become immediately exercisable and may be exercised by such director's executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the director's death (subject, however, to the limitations of Section 6(b) regarding the maximum exercise period for such option), unless otherwise determined by the Committee or the Board as provided in the resolution and the Option Agreement evidencing the grant of the option.

          (g) Termination of Status of Director. If a director's service as a director of the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate, unless otherwise determined by the Committee or the Board as provided in the resolution and the Option Agreement evidencing the grant of the option. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months, unless otherwise determined by the Committee or the Board as provided in the resolution and the Option Agreement evidencing the grant of the option (subject, however, to the limitations of Section 6(b) regarding the maximum exercise period for such options). After completion of such period, all such options shall terminate to the extent not previously exercised, expired or terminated. Nothing in the Plan or in any option granted thereunder shall be deemed to obligate the Company, through its Board, to nominate any person for election or reelection as a director, or not to seek the removal of any director with or without cause.

7. Conditions on Delivery of Stock.

     Options granted under this Plan shall be exercisable during the Option Period at such times, in such amounts, in accordance with such terms and conditions, and subject to such restrictions as may be determined by the

                                      (3)
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Committee or the Board and as are set forth in the resolutions and the Option
Agreement evidencing the grant of such options as well as in the Notice of Exercise evidencing a Participant's exercise of such options. In no event shall the Company be obligated to deliver any shares of Stock pursuant to options granted under the Plan (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and
(b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

8. Mergers; Etc.

     In the event of any merger or consolidation involving the Company, any sale of all or substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single person or several persons acting in concert own a majority of the Company's then outstanding Stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "Transaction"), all outstanding options shall vest and become exercisable prior to the consummation of such Transaction if and to the extent that such options would have vested and become exercisable in the year in which the Transaction occurs. The Committee or the Board shall take all necessary actions to ensure that such options remain exercisable for a period of at least 20 days prior to the consummation of such Transaction. Upon consummation of the Transaction, all outstanding options shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which (a) the holders of Stock prior to the Transaction retain or acquire securities constituting a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (b) no single person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

9. Term of Plan, Amendments, Termination.

     The Committee or the Board may at any time or times amend, suspend or terminate the Plan, provided that (except to the extent expressly required or permitted herein above), (a) no such amendment shall, without the approval of the stockholders of the Company, increase the number of shares reserved for

                                      (4)
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options hereunder or effectuate any other change for which stockholder approval is required under Section 16 of the Exchange Act, (b) no such amendment shall adversely affect the rights of any director (without his or her consent) under any option previously granted, and (c) the provisions of the Plan that determine
(i) which directors shall be granted options; (ii) the number of shares subject to such options; (iii) the option price; and (iv) the timing of grants of options, shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules under either thereof, if applicable.

10. Effect of the Plan, etc.

     Neither the adoption of this Plan nor any action of the Committee or the Board shall be deemed to give any director any right to be granted an option to purchase Stock of the Company or any other rights hereunder unless and until the Committee or the Board shall have adopted a resolution granting such director an option, and then only to the extent and on such terms and conditions as may be set forth in such resolution and the Option Agreement evidencing the grant of the option; the terms and conditions of options granted under this Plan may differ from one another as the Committee or the Board, at its sole discretion, shall determine as long as all options granted under the Plan satisfy the requirements in this Plan.

11. Miscellaneous.

     This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.